SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  April 23, 2003
(Date of earliest event reported)

Commission File No. 333-98129


                    Wells Fargo Asset Securities Corporation
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        Delaware                                      52-1972128
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(State of Incorporation)                   (I.R.S. Employer Identification No.)


7485 New Horizon Way
Frederick, Maryland                                                 21703
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Address of principal executive offices                           (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.  Other Events
         ------------

         Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Bear, Stearns & Co. Inc. which are hereby filed pursuant to such letter.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                Description
-----------                -----------

   (99)                    Computational Materials prepared by Bear,
                           Stearns & Co. Inc in connection with Wells Fargo Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-5.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        WELLS FARGO ASSET SECURITIES
                                           CORPORATION

April 23, 2003

                                        By: /s/ Patrick Greene
                                            ------------------------------------
                                            Patrick Greene
                                            Vice President

                                INDEX TO EXHIBITS



                                                                                        Paper (P) or
Exhibit No.                         Description                                         Electronic (E)
-----------                         -----------                                         --------------
   (99)                             Computational Materials                              P
                                    prepared by Bear, Stearns &
                                    Co. Inc in connection
                                    with Wells Fargo Asset
                                    Securities Corporation,
                                    Mortgage Pass-Through
                                    Certificates, Series 2003-5.

Exhibit No. 99